Exhibit 99.2

                                                                Execution Copy


                                                               EXHIBIT B TO THE
                                                   AGREEMENT AND PLAN OF MERGER


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                     VOTING AGREEMENT AND IRREVOCABLE PROXY

                                     by and

                                    between

                              DURWOOD VOTING TRUST

                                      and

                             AMC ENTERTAINMENT INC.


                           DATED AS OF JULY 22, 2004




===============================================================================

                     VOTING AGREEMENT AND IRREVOCABLE PROXY

                  VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of July 22, 2004 (the "Agreement"), by and between the Durwood Voting Trust, established pursuant to that certain 1992 Durwood, Inc. Voting Trust Agreement dated December 12, 1992, as amended and restated as of August 12, 1997 (the "Voting Trust Agreement"), and governed under the laws of the State of Delaware (the "Stockholder") and AMC Entertainment Inc., a Delaware corporation (the "Company").

                  WHEREAS, concurrently with the execution of this Agreement, the Company, Marquee Holdings Inc., a Delaware corporation ("Parent") and Marquee Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") (terms used but not defined herein shall have the meanings set forth in the Merger Agreement) pursuant to which Merger Sub will be merged with and into the Company (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholder (and/or The Stanley H. Durwood Foundation (the "Foundation"), established under that certain Trust Indenture dated April 27, 1999, as amended (the "Foundation Trust Indenture")), beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of Company Class B Stock set forth opposite the Stockholder's name on Schedule I hereto (such shares of Company Class B Stock, together with any other shares of the Company Common Stock, the voting power over which is acquired by the Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, collectively, the "Subject Shares"); and

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and the Company have required that the Stockholder enter into this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound, the parties agree as follows:

                                   ARTICLE I
                                 VOTING MATTERS

                  Section 1.1 Agreement to Vote. The Stockholder hereby agrees, that, from and after the date hereof and until the termination of this Agreement, at any duly called meeting of the stockholders of the Company, and in any action by written consent of the stockholders of the Company, the Stockholder shall (i) if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause the Subject Shares to be counted as present thereat for purposes of establishing a quorum, and (ii) vote or consent (or cause to be voted or consented), in person or by proxy, the Subject Shares (a) in favor of the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (b) against any action or agreement submitted for approval of the stockholders of the Company that the Stockholder is aware would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or any Company Subsidiary under the Merger Agreement and (c) except as otherwise agreed in writing by the Company, against any action, agreement, transaction or proposal submitted for approval of the stockholders of the Company that the Stockholder is aware would reasonably be expected to result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement. Any vote by the Stockholder that is not in accordance with this
Section 1.1 shall be considered null and void, and the provisions of Section
1.2 hereof shall be deemed to take immediate effect. The Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote or give instructions in a manner inconsistent with clauses (a), (b) or (c) of this Section 1.1.

                  Section 1.2 Proxy. If, and only if, the Stockholder fails to comply with the provisions of Section 1.1, the Stockholder hereby agrees that such failure shall result, without any further action by the Stockholder effective as of the date of such failure, in the constitution and appointment of Parent and each of its executive officers from and after the date of such determination until the termination of this Agreement (at which time such constitution and appointment shall automatically be revoked) as the Stockholder's attorney, agent and proxy (such constitution, the "Irrevocable Proxy"), with full power of substitution, to vote and otherwise act with respect to all the Stockholder's Subject Shares, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, on the matters and in the manner specified in
Section 1.1 hereof. THIS PROXY AND THE POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM THE STOCKHOLDER MAY TRANSFER ANY OF ITS SHARES IN BREACH OF, OR IN ACCORDANCE WITH, THIS AGREEMENT. The Stockholder hereby revokes any and all previous proxies with respect to the Subject Shares or any other voting securities of the Company that relate to the approval of the matters described in Section 1.1 hereof and are inconsistent with this Agreement. All authority herein conferred or agreed to be conferred shall survive the dissolution or bankruptcy of the Stockholder and shall be binding upon the successors and assigns of the Stockholder.


                                  ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

                  The Stockholder hereby represents and warrants to the Company as of the date hereof as follows:

                  Section 2.1 Corporate Existence; Authorization. The Stockholder is validly existing under the Voting Trust Agreement and has all requisite trust power and trust authority under the terms of the Voting Trust Agreement to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated by this Agreement (including, without further action on the part of any trustee, administrator or beneficiary thereof or (solely by reason of the trust nature of the Voting Trust) any other juridical or nonjuridical person, to comply with the consent and voting requirements of Article I). The execution, delivery, and performance of this Agreement by the Stockholder, the performance by the Stockholder of its obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by all requisite trust action on the part of the Stockholder. This Agreement has been duly and validly executed and delivered by the Stockholder.

                  Section 2.2 No Conflict; Required Filings and Consents.

                        (a) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder will not, (i) conflict with or violate the Voting Trust Agreement or any other organizational documents of the Stockholder, (ii) solely by reason of the trust nature of the Voting Trust or any properties or assets of the Voting Trust other than the Subject Shares, conflict with or violate any applicable Law by which any property or asset of the Stockholder is bound or affected, or (iii) result in any breach of, or constitute a default (or event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any Subject Shares (other than pursuant to this Agreement) pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation of the Stockholder (including any trust agreement, voting agreement, stockholders agreement or voting trust), except for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or materially delay the ability of the Stockholder to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

                        (b) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder shall not, in each case solely by reason of the trust nature of the Voting Trust or any properties or assets of the Voting Trust other than the Subject Shares, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay the ability of the Stockholder to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

                  Section 2.3 Ownership of Shares. The Stockholder and/or the Foundation is the record or beneficial owner of, and has good title to, the Subject Shares set forth opposite its name on Schedule I (the "Existing Subject Shares"). The Stockholder and/or the Foundation has sole voting power, and sole power of disposition, with respect to all of the Existing Subject Shares. The Existing Subject Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder and the Stockholder does not have any option or other right to acquire any other securities of the Company (in each case other than the shares of Company Common Stock issuable upon conversion of the Existing Subject Shares). The Existing Subject Shares are owned free and clear of all Liens, other than any Liens created by or arising under this Agreement, the Voting Trust Agreement or the Foundation Trust Indenture or existing or arising by operation of Law. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Existing Subject Shares.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Stockholder as follows:

Section 3.1 Corporate Authorization. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company.

Section 3.2 No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by it nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof shall (a) conflict with or result in any breach of its Amended and Restated Certificate of Incorporation or bylaws, (b) result in any breach of, or constitute a default (or event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation of it, except for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or materially delay its ability to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement. Other than filings required under the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for its execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby.


                                  ARTICLE IV
                          COVENANTS OF THE STOCKHOLDER

                  The Stockholder hereby covenants and agrees as follows:

                  Section 4.1 Restriction on Transfer of Shares. The Stockholder shall not, directly or indirectly: (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) or enter into any contract, option, derivative, hedging or other arrangement or understanding (including any profit-sharing arrangement) with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (any of the foregoing, a "Transfer"), any or all of the Subject Shares or any interest therein (other than any Liens created by or arising under this Agreement, the Voting Trust Agreement or the Foundation Trust Indenture or existing or arising by operation of Law); (ii) except as contemplated hereby, grant any proxies or powers of attorney with respect to the Subject Shares, deposit any of the Subject Shares into a voting trust or enter into any other voting arrangement or permit to exist any Lien of any nature whatsoever with respect to any of the Subject Shares (other than any Liens created by or arising under this Agreement, the Voting Trust Agreement or the Foundation Trust Indenture or existing or arising by operation of Law); or (iii) commit or agree to take any of the foregoing actions.

                  Section 4.2 No Solicitation. The Stockholder agrees that, from the date of this Agreement until the Effective Time, the Stockholder shall not, and shall cause its Representatives not to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal by any Third Party,
(ii) enter into, continue or otherwise participate in any discussions or negotiations with, or disclose or provide any non-public information or data relating to the Company or the Company Subsidiaries to, or otherwise afford access to the properties, books or records of the Company or the Company Subsidiaries to, any Third Party or any Representatives thereof with respect to any Acquisition Proposal; provided, however, that nothing herein shall prevent the Stockholder or any of its Representatives from (x) acting in his or her capacity as a director of the Company or (y) taking any action described in clause (ii) of this Section 4.2 relating to any Acquisition Proposal during any period when the Company and its Representatives are taking any action described in clause (ii) with respect to such Acquisition Proposal, but only in the case of this clause (y) to the extent such action is permitted to be taken by the Company under Section 6.4 of the Merger Agreement. Notwithstanding anything to the contrary contained herein, in no event shall any action of the Stockholder or any of its Representatives be considered to violate this Section 4.2 if such action, if taken by the Company, would not result in a violation of Section 6.4 of the Merger Agreement. The Stockholder shall, and shall cause its Representatives to, cease immediately and cause to be terminated any and all existing discussions, conversations, negotiations and other communications with any Third Party conducted heretofore with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal.

                  Section 4.3 Certain Events. The Stockholder agrees that (subject to the last sentence of Section 4.1 hereof) this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's administrators, successors or receivers.

                                   ARTICLE V
                                 MISCELLANEOUS

                  Section 5.1 Termination. This Agreement shall automatically terminate, and none of Parent, Company or Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect, upon the earliest to occur of (a) the mutual consent of all of the parties hereto, (b) the Effective Time, (c) a Company Subsequent Determination and (d) the date of termination of the Merger Agreement in accordance with its terms. In addition to the foregoing, the Stockholder may in its absolute discretion terminate this Agreement by notice to such effect delivered to the parties to the Merger Agreement, in the event that (i) any amendment to the Merger Agreement is executed or (ii) the Company shall grant a waiver of any of the terms, conditions or other provisions of the Merger Agreement, in each case, without the prior written consent of the Stockholder (and, for the avoidance of doubt, Sections 1.1 and 1.2 shall not apply to any such proposed amendment or waiver which has not been consented to in writing by the Stockholder).

                  Section 5.2 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the termination of this Agreement. This Section 5.2 shall not limit any covenant or agreement of the parties contained herein which by its terms contemplates performance after the termination of this Agreement.

                  Section 5.3 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  Section 5.4 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on receipt if transmitted by national overnight courier, in each case as follows:

                           If to the Trust, addressed to it at:

                           Durwood Voting Trust
                           c/o Charles J. Egan, Jr., Trustee
                           2501 McGee Street
                           Kansas City, Missouri 64108
                           Fax: 816-545-2303

                           with a copy to:

                           Hughes Hubbard & Reed LLP
                           One Battery Park Plaza
                           New York, N.Y. 10004-1482
                           Attention: Spencer L. Harrison
                                      Stephen Luger
                           Facsimile: (212) 422-4726

                           If to the Company, addressed to it at:

                           AMC Entertainment Inc.
                           920 Main Street
                           Kansas City, Missouri 64105
                           Fax: (816) 480-4617
                           Attn: General Counsel

                           with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, NY  10036
                           Fax:   (212) 735-2000
                           Attn:  Eileen T. Nugent
                                  Howard L. Ellin

                  Section 5.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  Section 5.7 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  Section 5.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void.

                  Section 5.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 5.10 Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.

                  Section 5.11 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

                        (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement, whether in Contract, tort or otherwise, shall be governed by and construed in accordance with the Laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within the State.

                        (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.4. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

                        (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT MAY INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (II) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (III) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11(c).

                  Section 5.12 Amendment: Waiver. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the parties to this Agreement. With respect to the Company, approval of any amendment, supplement or modification will be given and effective only upon approval of the Company Independent Committee.

                  Section 5.13 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedies at Law or in equity.

                  Section 5.14 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  Section 5.15 Acting in Trustee Capacity Only. For the avoidance of doubt, (i) the parties hereto each acknowledge that Charles J. Egan, Jr. is executing this Agreement solely on behalf of the Stockholder (in his capacity as trustee of the Stockholder) and Mr. Egan shall in no event have any personal liability with respect to this Agreement or any breach hereof, and
(ii) nothing herein shall limit, affect or apply to Mr. Egan's discretion as, and no provision hereof shall be deemed to be breached by any act or omission of Mr. Egan's as, a director of the Company (or in any other capacity other than as trustee of the Stockholder).

                            [Signature page follows]

                  IN WITNESS WHEREOF, a duly authorized representative of each of the parties hereto have executed this Agreement as of the date first above written.


                                           DURWOOD VOTING TRUST


                                           By: /s/ Charles J. Egan, Jr.
                                              ------------------------------
                                              Name:  Charles J. Egan, Jr.
                                              Title: Trustee


                                           AMC ENTERTAINMENT INC.


                                           By: /s/ Peter C. Brown
                                               -----------------------------
                                               Name:
                                               Title:



The undersigned hereby irrevocably consents to the execution, delivery and performance by the Durwood Voting Trust of the foregoing Agreement

THE STANLEY H. DURWOOD FOUNDATION


By: /s/ Charles J. Egan, Jr.
    -----------------------------
    Name:  Charles J. Egan, Jr.
    Title: Trustee

                                                                   Schedule I


                                                           Shares of Company
Name of Record Owner                                       Class B Stock

Durwood Voting Trust                                           3,051,597